Financial Supplement
2012 Third Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare/BNY Mellon
c/o Computershare/BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: Effective January 1, 2012, we retrospectively adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. All periods herein reflect the impact of this adoption.

NOTE 2: On December 30, 2011, we sold our wholly owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life). While we sold our entire equity interest in EquiTrust Life, another subsidiary, Farm Bureau Life Insurance Company is reinsuring a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products.

In accordance with mandatory redemption provisions of the underlying notes, we redeemed $225.0 million of our long-term debt. Redemptions include $50.0 million of our senior notes with affiliates on December 30, 2011 and our $175.0 million public senior notes on January 30, 2012. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 3: In addition to net income (loss), we have consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 4: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2012	December 31, 2011
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2012 - $5,582,526; 2011 - $5,189,994)	$6,196,638	$5,570,550
Equity securities - available for sale, at fair value (cost: 2012 - $81,811; 2011 - $55,697)	85,751	57,432
Mortgage loans	541,975	552,359
Real estate	4,672	2,541
Policy loans	172,786	172,368
Short-term investments	18,889	41,756
Other investments	450	189
Total investments	7,021,161	6,397,195

Cash and cash equivalents	129,259	296,339
Restricted debt defeasance trust assets	—	211,627
Securities and indebtedness of related parties	93,238	64,516
Accrued investment income	75,186	67,200
Amounts receivable from affiliates	4,324	3,942
Reinsurance recoverable	94,423	94,685
Deferred acquisition costs	203,298	260,256
Value of insurance in force acquired	16,231	25,781
Current income taxes recoverable	29,655	16,334
Other assets	73,011	67,590
Assets held in separate accounts	634,402	603,903

Total assets	$8,374,188	$8,109,368

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2012	December 31, 2011
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,036,243	$3,744,857
Traditional life insurance and accident and health products	1,441,639	1,401,995
Other policy claims and benefits	36,552	40,488
Supplementary contracts without life contingencies	362,351	359,663
Advance premiums and other deposits	222,069	211,573
Amounts payable to affiliates	883	713
Short-term debt payable to non-affiliates	—	174,258
Long-term debt payable to affiliates	50,000	49,968
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	195,252	100,341
Other liabilities	91,385	122,180
Liabilities related to separate accounts	634,402	603,903
Total liabilities	7,167,776	6,906,939

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,740,281 shares in 2012 and 29,457,644 shares in 2011	116,043	129,684
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	288,432	177,845
Retained earnings	791,352	884,263
Total FBL Financial Group, Inc. stockholders' equity	1,206,349	1,202,314
Noncontrolling interest	63	115
Total stockholders' equity	1,206,412	1,202,429
Total liabilities and stockholders' equity	$8,374,188	$8,109,368

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Revenues:
Interest sensitive product charges	$25,638	$24,789	$75,060	$72,964
Traditional life insurance premiums	41,886	40,342	130,917	125,868
Net investment income	93,482	85,451	269,793	257,302
Net realized capital gains on sales of investments	5,379	279	10,669	4,610

Total other-than-temporary impairment losses	(6,208)	21	(21,188)	(12,898)
Non-credit portion in other comprehensive income	2,291	(1,167)	12,070	7,519
Net impairment losses recognized in earnings	(3,917)	(1,146)	(9,118)	(5,379)
Other income	2,891	4,856	13,625	13,835
Total revenues	165,359	154,571	490,946	469,200

Benefits and expenses:
Interest sensitive product benefits	48,640	49,410	147,050	144,251
Traditional life insurance benefits	37,473	35,598	116,925	109,913
Policyholder dividends	3,279	4,109	10,893	12,765
Underwriting, acquisition and insurance expenses	39,939	35,267	107,040	95,770
Interest expense	2,007	1,983	5,972	6,524
Loss on debt redemption	—	—	33	—
Other expenses	3,986	4,886	16,459	15,768
Total benefits and expenses	135,324	131,253	404,372	384,991
	30,035	23,318	86,574	84,209
Income taxes	(10,606)	(7,835)	(29,620)	(26,508)
Equity income, net of related income taxes	1,058	231	3,309	1,019
Net income from continuing operations	20,487	15,714	60,263	58,720
Discontinued operations:
Loss on sale of subsidiary	—	—	(2,252)	—
Income (loss) from discontinued operations, net of tax	55	11,354	(709)	29,618
Total income (loss) from discontinued operations	55	11,354	(2,961)	29,618
Net income	20,542	27,068	57,302	88,338
Net loss (gain) attributable to noncontrolling interest	(66)	1	52	21
Net income attributable to FBL Financial Group, Inc.	$20,476	$27,069	$57,354	$88,359

Comprehensive income	$75,864	$172,829	$167,889	$302,496

Earnings per common share:
Income from continuing operations	$0.77	$0.51	$2.14	$1.91
Income (loss) from discontinued operations	—	0.37	(0.10)	0.96
Earnings per common share	$0.77	$0.88	$2.04	$2.87
Earnings per common share - assuming dilution:
Income from continuing operations	$0.76	$0.50	$2.11	$1.88
Income (loss) from discontinued operations	—	0.36	(0.10)	0.95
Earnings per common share - assuming dilution	$0.76	$0.86	$2.01	$2.83

Cash dividends per common share	$0.1000	$0.0625	$0.3000	$0.1875

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Operating revenues:
Interest sensitive product charges	$24,792	$24,136	$25,139	$24,292	$25,662
Traditional life insurance premiums	40,342	42,651	43,123	45,908	41,886
Net investment income	85,987	86,485	86,412	89,389	92,544
Other income	4,856	3,866	5,005	5,729	2,891
Total operating revenues	155,977	157,138	159,679	165,318	162,983

Benefits and expenses:
Interest sensitive product benefits	49,369	47,765	49,079	49,271	48,553
Traditional life insurance benefits	35,598	39,053	39,319	40,140	37,461
Policyholder dividends	4,109	4,265	4,244	3,370	3,279
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,150	5,844	5,699	6,129	5,552
Amortization of deferred acquisition costs	11,452	7,115	7,486	7,923	12,977
Amortization of value of insurance in force acquired	1,405	(297)	687	1,521	2,562
Other underwriting expenses	17,885	19,638	18,147	19,099	19,147
Total underwriting, acquisition and insurance expenses	35,892	32,300	32,019	34,672	40,238
Interest expense	1,983	2,008	1,982	1,983	2,007
Other expenses	4,886	4,884	5,790	6,683	3,986
Total benefits and expenses	131,837	130,275	132,433	136,119	135,524
	24,140	26,863	27,246	29,199	27,459
Income taxes	(8,122)	(6,766)	(8,971)	(10,010)	(9,705)
Net loss (income) attributable to noncontrolling interest	1	(27)	20	98	(66)
Equity income, net of related income taxes	231	265	1,621	630	1,058
Operating income	16,250	20,335	19,916	19,917	18,746

Realized gains/losses on investments, net of offsets	(820)	(5,031)	(249)	222	1,324
Change in net unrealized gains/losses on derivatives, net of offsets	285	(281)	(126)	236	351
Net impact of discontinued operations	11,354	(41,079)	(2,932)	(84)	55
Loss on debt redemption	—	(21,564)	(22)	—	—
Net income (loss) attributable to FBL Financial Group, Inc.	$27,069	$(47,620)	$16,587	$20,291	$20,476

Operating income per common share - assuming dilution	$0.52	$0.65	$0.64	$0.72	$0.70
Earnings (loss) per common share - assuming dilution	$0.86	$(1.55)	$0.53	$0.73	$0.76

Weighted average common shares outstanding (in thousands):
Basic	30,803	30,746	30,527	27,437	26,562
Effect of dilutive securities	463	509	479	267	305
Diluted	31,266	31,255	31,006	27,704	26,867

Operating return on equity, excluding AOCI - last twelve months (1)	10.7%	7.6%	7.8%	7.6%	8.1%
Operating return on equity, including AOCI - last twelve months (1)	9.8%	6.8%	6.8%	6.4%	6.6%

(1)	Q3 2011 return on equity was not restated to reflect the impact of discontinued operations or the retrospective adoption of new accounting guidance.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended September 30, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$166	$13,827	$11,669	$25,662
Traditional life insurance premiums	—	41,886	—	41,886
Net investment income	49,301	35,089	8,154	92,544
Other income	—	(57)	2,948	2,891
Total operating revenues	49,467	90,745	22,771	162,983

Benefits and expenses:
Interest sensitive product benefits	25,717	14,883	7,953	48,553
Traditional life insurance benefits	—	37,461	—	37,461
Policyholder dividends	—	3,279	—	3,279
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	590	4,073	889	5,552
Amortization of deferred policy acquisition costs	4,124	5,482	3,371	12,977
Amortization of value of insurance in force acquired	2,024	538	—	2,562
Other underwriting expenses	4,899	12,159	2,089	19,147
Total underwriting, acquisition and insurance expenses	11,637	22,252	6,349	40,238
Interest expense	—	—	2,007	2,007
Other expenses	—	—	3,986	3,986
Total benefits and expenses	37,354	77,875	20,295	135,524
	12,113	12,870	2,476	27,459
Net income attributable to noncontrolling interest	—	—	(66)	(66)
Equity income (loss), before tax	—	—	(644)	(644)
Pre-tax operating income	$12,113	$12,870	$1,766	$26,749

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended September 30, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$182	$12,474	$12,136	$24,792
Traditional life insurance premiums	—	40,342	—	40,342
Net investment income	45,635	33,979	6,373	85,987
Other income	—	124	4,732	4,856
Total operating revenues	45,817	86,919	23,241	155,977

Benefits and expenses:
Interest sensitive product benefits	25,336	16,531	7,502	49,369
Traditional life insurance benefits	—	35,598	—	35,598
Policyholder dividends	—	4,109	—	4,109
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	740	3,442	968	5,150
Amortization of deferred acquisition costs	2,004	4,877	4,572	11,453
Amortization of value of insurance in force acquired	440	965	—	1,405
Other underwriting expenses	2,768	10,863	4,254	17,885
Total underwriting, acquisition and insurance expenses	5,952	20,147	9,794	35,893
Interest expense	—	—	1,983	1,983
Other expenses	—	—	4,886	4,886
Total benefits and expenses	31,288	76,385	24,165	131,838
	14,529	10,534	(924)	24,139
Net loss attributable to noncontrolling interest	—	—	1	1
Equity income (loss), before tax	—	—	(409)	(409)
Pre-tax operating income (loss)	$14,529	$10,534	$(1,332)	$23,731

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$182	$167	$206	$191	$166
Net investment income	45,635	46,373	45,978	47,615	49,301
Other income	—	1	3	6	—
Total operating revenues	45,817	46,541	46,187	47,812	49,467

Benefits and expenses:
Interest sensitive product benefits	25,336	25,234	25,535	26,127	25,717
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	740	724	718	721	590
Amortization of deferred acquisition costs	2,004	2,743	2,293	35	4,124
Amortization of value of insurance in force acquired	440	(363)	33	134	2,024
Other underwriting expenses	2,768	2,869	4,873	4,994	4,899
Total underwriting, acquisition and insurance expenses	5,952	5,973	7,917	5,884	11,637
Total benefits and expenses	31,288	31,207	33,452	32,011	37,354
Pre-tax operating income	$14,529	$15,334	$12,735	$15,801	$12,113

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,297,875	$3,298,442	$3,405,435	$3,514,096	$3,533,318
Deferred acquisition costs	77,416	78,102	80,766	84,712	83,269
Value of insurance in force acquired	11,496	11,852	11,819	11,678	9,640

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,784,995	$2,812,666	$2,906,991	$3,029,007	$3,061,295
Other insurance reserves	376,592	378,319	379,977	383,547	382,989
Allocated equity, excluding AOCI	252,082	254,602	256,383	266,180	268,654

Other data:
Number of direct contracts	53,839	53,894	54,091	54,142	53,941

Portfolio yield net of assumed defaults	5.72%	5.65%	5.55%	5.40%	5.40%
Credited rate	3.32	3.32	3.32	3.14	3.05
Spread on fixed annuities at end of quarter (1)	2.40%	2.33%	2.23%	2.26%	2.35%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,102,447	$2,143,378	$2,182,809	$2,252,575	$2,302,564
Deposits	68,463	65,867	107,172	85,259	55,610
Withdrawals, surrenders and death benefits	(28,773)	(29,344)	(33,066)	(36,745)	(35,560)
Net flows	39,690	36,523	74,106	48,514	20,050

Policyholder interest	17,367	17,403	17,729	17,971	17,570
Annuitizations and other	(16,126)	(14,495)	(22,069)	(16,496)	(16,856)
Balance, end of period	2,143,378	2,182,809	2,252,575	2,302,564	2,323,328
Other interest sensitive reserves	641,617	629,857	654,416	726,443	737,967
Total interest sensitive product reserves	$2,784,995	$2,812,666	$2,906,991	$3,029,007	$3,061,295

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,474	$12,624	$13,189	$13,292	$13,827
Traditional life insurance premiums	40,342	42,651	43,123	45,908	41,886
Net investment income	33,979	33,402	33,846	34,841	35,089
Other income	124	11	(53)	(44)	(57)
Total operating revenues	86,919	88,688	90,105	93,997	90,745

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,211	7,213	7,141	7,209	7,075
Death benefits	9,320	7,814	8,244	10,060	7,808
Total interest sensitive product benefits	16,531	15,027	15,385	17,269	14,883
Traditional life insurance benefits:
Death benefits	16,531	19,212	18,406	15,033	16,261
Surrender and other benefits	8,543	7,978	8,657	8,160	12,220
Increase in traditional life future policy benefits	10,524	11,863	12,256	16,947	8,980
Total traditional life insurance benefits	35,598	39,053	39,319	40,140	37,461
Policyholder dividends	4,109	4,265	4,244	3,370	3,279
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,442	4,155	4,019	4,413	4,073
Amortization of deferred acquisition costs	4,877	4,023	5,246	5,997	5,482
Amortization of value of insurance in force acquired	965	66	654	1,387	538
Other underwriting expenses	10,863	12,026	11,875	12,311	12,159
Total underwriting, acquisition and insurance expenses	20,147	20,270	21,794	24,108	22,252
Total benefits and expenses	76,385	78,615	80,742	84,887	77,875
Pre-tax operating income	$10,534	$10,073	$9,363	$9,110	$12,870

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,212,936	$2,224,280	$2,215,738	$2,258,183	$2,277,934
Deferred acquisition costs	182,384	187,113	190,953	193,091	194,351
Value of insurance in force acquired	26,275	26,210	25,597	24,167	23,612

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$642,362	$647,711	$652,427	$658,735	$668,699
Other insurance reserves	1,533,024	1,549,886	1,566,750	1,584,627	1,595,819
Allocated equity, excluding AOCI	280,450	286,067	277,192	281,372	286,382

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	350,372	352,274	352,336	353,596	353,358
Number of direct policies - universal life	57,520	58,115	58,618	58,883	58,958
Direct face amounts - traditional life	$37,586,036	$38,235,322	$38,552,018	$39,252,561	$39,617,946
Direct face amounts - universal life	$5,392,760	$5,481,755	$5,538,683	$5,619,904	$5,666,272

Portfolio yield net of assumed defaults	6.06%	5.97%	5.93%	5.89%	5.83%
Credited rate	4.30	4.26	4.16	4.17	4.12
Spread on universal life at end of quarter (1)	1.76%	1.71%	1.77%	1.72%	1.71%

Interest sensitive reserve activity:
Balance, beginning of period	$636,791	$642,362	$647,711	$652,427	$658,735
Deposits	15,745	16,492	17,363	18,976	20,703
Withdrawals and surrenders	(5,651)	(4,634)	(6,531)	(6,175)	(3,688)
Net flows	10,094	11,858	10,832	12,801	17,015

Policyholder interest	6,450	6,469	6,370	6,552	6,382
Policy charges	(12,840)	(13,187)	(12,898)	(14,325)	(13,918)
Benefits and other	1,867	209	412	1,280	485
Balance, end of period	$642,362	$647,711	$652,427	$658,735	$668,699

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Corporate and Other

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,136	$11,345	$11,744	$10,809	$11,669
Net investment income	6,373	6,710	6,588	6,933	8,154
Other income	4,732	3,854	5,055	5,767	2,948
Total operating revenues	23,241	21,909	23,387	23,509	22,771

Benefits and expenses:
Interest sensitive product benefits	7,502	7,504	8,159	5,875	7,953
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	968	965	962	995	889
Amortization of deferred acquisition costs	4,572	349	(53)	1,891	3,371
Other underwriting expenses	4,254	4,743	1,399	1,794	2,089
Total underwriting, acquisition and insurance expenses	9,794	6,057	2,308	4,680	6,349
Interest expense	1,983	2,008	1,982	1,983	2,007
Other expenses	4,886	4,884	5,790	6,683	3,986
Total benefits and expenses	24,165	20,453	18,239	19,221	20,295
	(924)	1,456	5,148	4,288	2,476
Net loss (income) attributable to noncontrolling interest	1	(27)	20	98	(66)
Equity income (loss), before tax	(409)	(409)	111	(1,143)	(644)
Pre-tax operating income (loss)	$(1,332)	$1,020	$5,279	$3,243	$1,766

Selected balance sheet data, securities at cost:
Assets:
Investments	$472,571	$492,182	$514,044	$556,455	$591,857
Deferred acquisition costs	100,150	99,916	99,542	98,446	95,063
Separate account assets	574,374	603,903	655,755	617,538	634,402

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$277,215	$284,480	$290,802	$298,800	$306,249
Other insurance reserves	94,716	93,826	99,256	95,102	95,870
Separate account liabilities	574,374	603,903	655,755	617,538	634,402
Allocated equity, excluding AOCI	549,722	480,800	395,259	375,130	359,881

Rollforward of separate account balances:
Beginning separate account balance	$681,996	$574,374	$603,903	$655,755	$617,538
Net premiums	(3,178)	2,881	5,061	7,102	2,127
Net investment income (loss)	(84,033)	44,758	65,617	(25,590)	33,305
Charges, benefits and surrenders	(20,411)	(18,110)	(18,826)	(19,729)	(18,568)
Ending separate account balance	$574,374	$603,903	$655,755	$617,538	$634,402

Other data:
Number of direct contracts - variable annuity	17,442	14,915	14,627	14,355	14,088
Number of direct policies - variable universal life	53,119	49,198	48,794	48,086	47,473
Direct face amounts - variable universal life	$6,661,581	$6,061,761	$6,065,488	$5,970,850	$5,897,007

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
		(Dollars in thousands)
Annuity
Balance - beginning of period	$76,154	$77,416	$78,102	$80,766	$84,712
Capitalization:
Commissions	2,889	3,039	4,537	3,708	2,547
Expenses	266	373	426	358	306
Total capitalization	3,155	3,412	4,963	4,066	2,853
Amortization - operating basis, before impact of unlocking	(2,410)	(2,743)	(2,293)	(2,122)	(4,124)
Amortization - unlocking, operating basis	406	—	—	2,087	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	111	17	(6)	(85)	(172)
Balance - end of period	$77,416	$78,102	$80,766	$84,712	$83,269

Life Insurance
Balance - beginning of period	$181,208	$182,384	$187,113	$190,953	$193,091
Capitalization:
Commissions	3,950	5,445	5,924	5,189	3,616
Expenses	2,015	2,791	2,507	2,666	2,292
Deferral of sales inducements	105	587	578	469	98
Total capitalization	6,070	8,823	9,009	8,324	6,006
Amortization - operating basis, before impact of unlocking	(3,155)	(4,094)	(5,340)	(3,571)	(3,959)
Amortization - unlocking, operating basis	(1,763)	—	—	(2,458)	(1,554)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	24	—	171	(157)	767
Balance - end of period	$182,384	$187,113	$190,953	$193,091	$194,351

Corporate and Other
Balance - beginning of period	$103,849	$100,150	$99,916	$99,542	$98,446
Capitalization:
Commissions	373	240	315	355	232
Deferral of sales inducements	2	15	12	5	4
Total capitalization	375	255	327	360	236
Amortization - operating basis, before impact of unlocking	(5,406)	(366)	8	(3,590)	(549)
Amortization - unlocking, operating basis	819	—	—	1,741	(2,795)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	513	(123)	(709)	393	(275)
Balance - end of period	$100,150	$99,916	$99,542	$98,446	$95,063

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
		(Dollars in thousands)
Total
Balance - beginning of period	$361,211	$359,950	$365,131	$371,261	$376,249
Capitalization:
Commissions	7,212	8,724	10,776	9,252	6,395
Expenses	2,281	3,164	2,933	3,024	2,598
Deferral of sales inducements	107	602	590	474	102
Total capitalization	9,600	12,490	14,299	12,750	9,095
Amortization - operating basis, before impact of unlocking	(10,971)	(7,203)	(7,625)	(9,283)	(8,632)
Amortization - unlocking, operating basis	(538)	—	—	1,370	(4,349)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	648	(106)	(544)	151	320
Balance - end of period	359,950	365,131	371,261	376,249	372,683
Impact of realized/unrealized gains/losses in AOCI	(107,099)	(104,875)	(122,510)	(150,069)	(169,385)
Deferred acquisition costs	$252,851	$260,256	$248,751	$226,180	$203,298

FBL Financial Group, Inc.
Collected Premiums

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
		(Dollars in thousands)
Annuity
Individual:
First year	$39,907	$38,866	$57,802	$44,832	$35,496
Renewal	29,742	27,362	49,716	41,193	21,170
Total individual	69,649	66,228	107,518	86,025	56,666
Group	5,586	3,434	2,298	1,277	4,832
Total Annuity	75,235	69,662	109,816	87,302	61,498

Life Insurance
Direct:
Universal life:
First year	4,526	3,636	4,014	4,391	7,854
Renewal	10,992	12,155	13,109	12,862	12,068
Total universal life	15,518	15,791	17,123	17,253	19,922
Participating whole life:
First year	2,461	2,863	3,061	2,878	2,510
Renewal	22,857	23,800	24,520	25,393	22,950
Total participating whole life	25,318	26,663	27,581	28,271	25,460
Term life and other:
First year	2,694	2,892	2,976	2,881	2,637
Renewal	17,176	17,795	18,075	18,429	18,382
Total term life and other	19,870	20,687	21,051	21,310	21,019
Total direct life insurance	60,706	63,141	65,755	66,834	66,401
Reinsurance	(4,901)	(4,996)	(5,406)	(4,627)	(4,548)
Total Life Insurance	55,805	58,145	60,349	62,207	61,853

Corporate and Other
Variable, net of reinsurance	19,451	16,147	19,974	22,134	15,684
Accident and health, net of reinsurance	39	261	58	39	36
Total Corporate and Other	19,490	16,408	20,032	22,173	15,720

Collected premiums from continuing operations	150,530	144,215	190,197	171,682	139,071

Collected premiums from discontinued operations	142,429	149,292	—	—	—

Total collected premiums	$292,959	$293,507	$190,197	$171,682	$139,071

FBL Financial Group, Inc.
Parent Company Liquidity

	January - September 2012	October - December 2012
	Actual	Projected (5)	Total
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$239,440	$49,840	$239,440
Sources:
Investment income	338	200	538
Management fees from subsidiaries and affiliates	2,977	1,100	4,077
Total sources	3,315	1,300	4,615

Uses:
Repurchase of common stock (1)	(163,164)	—	(163,164)
Net costs from EquiTrust Life sale (2)	(9,315)	—	(9,315)
Interest expense	(9,408)	(2,000)	(11,408)
Stockholders' dividends (3)	(8,451)	(2,600)	(11,051)
Contributions to subsidiaries	(2,000)	—	(2,000)
General expenses	(10,768)	(2,000)	(12,768)
Total uses	(203,106)	(6,600)	(209,706)

Other, net (4)	10,191	44,830	55,021
Total cash and invested assets, end of period	$49,840	$89,370	$89,370

(1)
Class A common shares repurchased totaled 4,991,012 during 2012. As of September 30, 2012, $22.2 million remains from the $200.0 million stock repurchase authorization granted by the FBL Board of Directors in the fourth quarter of 2011.

(2)	Net cost represents settlement of the final purchase price from the estimated cash transferred at December 30, 2011 due to post-closing adjustments based on a final statutory net worth reconciliation.

(3)
The projected dividends are based on the current quarterly rates of $0.0075 per Series B redeemable preferred share and $0.10 per common share. The common stock dividend rate is subject to change and must be approved quarterly by the Board of Directors.

(4)
Other sources of cash expected during the fourth quarter of 2012 include $37.8 million tax refunds related to the EquiTrust Life sale. In addition, other fluctuates from period to period primarily due to the issuance of shares of company stock, primarily from option exercises, and the timing of settlements of amounts due to/from affiliates and external parties.

(5)
Based on best estimates at September 30, 2012; actual results may differ materially. Projected sources and uses for the remainder of 2012 exclude the impact of additional stock repurchases or long-term investment of the EquiTrust Life sale proceeds.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2011	2011	2012	2012	2012
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$99,932	$49,968	$49,971	$49,973	$50,000
Senior notes, due 2014	75,156	75,142	—	—	—
Senior notes, due 2017	99,079	99,116	—	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,167	321,226	146,971	146,973	147,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,082,254	1,021,469	928,834	922,682	914,917
Total capitalization, excluding AOCI	1,456,421	1,345,695	1,078,805	1,072,655	1,064,917

Accumulated other comprehensive income	230,174	177,845	180,839	233,110	288,432
Total capitalization, including AOCI	$1,686,595	$1,523,540	$1,259,644	$1,305,765	$1,353,349

Common shares outstanding	31,237,734	30,650,634	27,695,759	26,752,871	25,933,271

Book Value per Share:
Excluding AOCI	$34.65	$33.33	$33.54	$34.49	$35.28
Including AOCI	42.01	39.13	40.07	43.20	46.40

Debt-to-Capital Ratio:
Excluding AOCI	25.5%	23.9%	13.6%	13.7%	13.8%
Including AOCI	22.0	21.1	11.7	11.3	10.9

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	18.8%	16.7%	4.6%	4.7%	4.7%
Including AOCI	16.3	14.7	4.0	3.8	3.7

Class A Common Ownership:
Iowa Farm Bureau Federation	51.3%	52.2%	55.7%	57.7%	59.7%
Other Farm Bureau entities	7.3	7.5	5.8	5.3	6.1
Public	41.4	40.3	38.5	37.0	34.2
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2011	2011	2012	2012	2012

Quality of Fixed Maturity Securities: (1)
AAA, AA, A	64.6%	64.2%	64.0%	64.2%	63.2%
BBB	29.6	30.8	31.2	31.1	32.1
BB	3.7	2.7	2.5	2.7	2.9
<BB	2.1	2.3	2.3	2.0	1.8

Investment by Type: (1)
Fixed maturity securities	61.1%	63.1%	63.1%	63.1%	63.7%
Residential mortgage-backed	14.9	10.6	10.7	10.4	9.9
Commercial mortgage-backed	8.4	7.7	7.5	7.5	7.3
Other asset-backed	4.1	5.7	6.5	6.9	7.3
Mortgage loans	8.9	8.6	8.1	8.0	7.7
Equity securities	0.6	0.9	0.8	1.0	1.2
Other	2.0	3.4	3.3	3.1	2.9

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,258	1,225	1,226	1,193	1,171
6 life-only states	713	712	709	689	693
Total	1,971	1,937	1,935	1,882	1,864

(1) September 30, 2011 was not restated for impact of the EquiTrust Life sale.